Aames

Annual Meeting of Stockholders

November 2, 2001

Slide 1 of 11

PPT Slide

The Directors and Management

of

Aames Financial Corporation

Welcome You

to the

2001 Annual Meeting of Stockholders

Aames

Page 2

Slide 2 of 11

Turnaround Strategy

Turnaround Strategy
What we promised last year

- Increase traditional retail and broker production, as well as Internet production.
- Improve access to the securitization markets.
- Improve cost efficiencies and production economies.
- Invest in technology, build a new infrastructure to compete in the new age of subprime mortgage lending.

Aames

Page 3

Slide 3 of 11

Increase traditional retail and retail Internet production

Retail production ($ in millions)

			Increase / (decrease)	
	2001	2000	$	%
Traditional	$ 1,105	$ 778	$ 327	42%
Internet	76	6	70	NM
Total	$ 1,181	$ 784	$ 397	51%

Traditional
$1,200
$1,000
$800
$600
$400
$200
$-
$770
$778
$1,105
1999
2000
2001

Internet
$80
$70
$60
$50
$40
$30
$20
$10
$-
$6
$76
1999
2000
2001

Aames

Page 4

Slide 4 of 11

Increase traditional broker and broker Internet production

Broker production ($ in millions)

	2001	2000	Increase / (decrease) $	Increase / (decrease) %
Traditional	$ 1,136	$ 1,238	$ (102)	(8%)
Telemarketing and Internet	55	25	30	120%
Total	$ 1,191	$ 1,263	$ (72)	(6%)

Traditional
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,182
$1,238
$1,136
1999
2000
2001

Internet and telemarketing
$60
$50
$40
$30
$20
$10
$-
$25
$55
1999
2000
2001

Aames

Page 5

Slide 5 of 11

Improve access to the securitization markets

Loan dispositions ($ in millions)

	2001	2000	Increase / (decrease) $	Increase / (decrease) %
Securitizations	$ 1,231	$ 804	$ 427	53%
Whole loan sales	1,103	1,419	(316)	(22%)
Total	$ 2,334	$ 2,223	$ 111	5%

Fiscal 2001
Whole loan sales 47%
Securitizations 53%

Fiscal 2000
Securitizations 36%
Whole loan sales 64%

Aames

Page 6

Slide 6 of 11

Loan Dispositions

Loan Disposition Trend
($ in billions)
Securitizations
Whole loan sales
$1.9
$0.6
$1.2
$2.2
$0.8
$1.4
$2.3
$1.2
$1.1
FY 1999
FY 2000
FY 2001

($ in millions)	FY 1999	FY 2000	FY 2001
GOS Revenues	$ 44.9	$ 48.1	$ 73.4
GOS %	2.4%	2.2%	3.2%

Page 7

Aames

Slide 7 of 11

Consolidated Statement of Operations
Fiscal Year 2001 & 2000

($ in millions)	Year ended June 30, 2001	2000
Revenue:		
Gain on sale of loans	$ 73.4	$ 48.1
Write-down of residual interests and mortgage servicing rights	(33.6)	(82.5)
Origination fees	47.4	37.9
Loan servicing	15.0	15.7
Interest income	86.5	94.6
Total revenue, including write-down of residual interests and mortgage servicing rights	188.7	113.8
Expenses:		
Personnel	98.4	93.2
Production	19.0	26.7
General and administrative	49.0	60.5
Interest expense	50.9	52.4
Total expenses	217.3	232.8
Loss before income taxes	(28.6)	(119.0)
Provision for income taxes	1.9	3.4
Net loss	$ (30.5)	$ (122.4)

Aames

Page 8

Slide 8 of 11

Residual Valuation

- Fiscal 3Q '01 writedown attributable to credit losses
- Quarterly monitoring of actual versus projected key assumptions
- Future economic uncertainty

Aames

Page 9

Slide 9 of 11

Strategic Initiatives

Upgrade Technology

- Enterprise wide loan origination system, Unifi 5.0
- Development of new Data Warehouse
- Implement new lead management system - Retail
- Broker management system

Leverage Technology

- Define new business rules and management reporting for loan origination system and Data Warehouse
- Implement hybrid branch marketing model combining proactive branch telemarketing with new agency data modeling, direct mail and lead management system
- Complete re-engineering of Retail channel
- Execute loan quality improvement process

Aames

Page 10

Slide 10 of 11

Slide 11 of 11

From time to time the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance and results of the Company's business include the following: negative cash flow and continued access to outside sources of cash to fund operations; dependence on funding sources; third party rights to terminate mortgage servicing; high delinquencies and losses in the Company's securitization trusts; prepayment risk; changes in interest rates; basis risk; prolonged interruptions or reductions in the secondary market for mortgage loans; timing of loan sales; dependence on broker network; competition; concentration of operations in California and Florida; economic conditions; contingent risks on loans sold; government regulation; changes in federal income tax laws; ability to pay dividends and the concentrated ownership of the Company's controlling stockholder. For a more complete discussion of these risks and uncertainties, see "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 and subsequent filings by the Company with the United States Securities and Exchange Commission.